                                                                       Exhibit i


                         CONSENT OF SHEARMAN & STERLING



     We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Prudential National Municipals Fund, Inc. filed as part of Registration Statement No. 2-66407 and to the use of our opinion of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 2-66407).





              Shearman & Sterling

             /s/ Shearman & Sterling



New York, New York

February 28, 2003